Exhibit 99.2

STATEMENT UNDER OATH OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

REGARDING FACTS AND CIRCUMSTANCES RELATING TO

EXCHANGE ACT FILINGS

I, Jeffrey P. Julien, state and attest that:

    To the best of my knowledge, based upon a review of the covered reports of Raymond James Financial, Inc., and, except as corrected or supplemented in a subsequent covered report:

      no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      I have reviewed the contents of this statement with the Company's audit committee.

      In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        Annual Report on Form 10-K for the fiscal year ended September 28, 2001, of Raymond James Financial;

        all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Raymond James Financial, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        any amendments to any of the foregoing.

    /S/ JEFFREY P. JULIEN                                             Subscribed and sworn to
     Name: Jeffrey P. Julien                                                  before me this 23 day of
    Date: August 23, 2002                                                  August, 2002.

                                                                                        /S/ LINDA G WHELPLEY
                                                                                            Notary Public
                                                                                             My Commission Expires:
                                                                                        12/20/2004